UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )
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GLOBAL INDUSTRIES, LTD.
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Convert to E2 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. May 19, 2010 Meeting Information GLOBAL INDUSTRIES, LTD. Meeting Type: Annual Meeting <mtgtype> For holders as of: March 23, 2010 <recdate> Date: May 19, 2010 Time: 10:00 AM CDT <mtgtime> Location: Hilton Houston Westchase 9999 Westheimer Road Houston, Texas 77042 Annual Meeting Directions: www.globalind.com/dir.htm You are receiving this communication because you hold GLOBAL INDUSTRIES, LTD. shares in the above named company. 8000 GLOBAL DRIVE CARLYSS, LOUISIANA 70665 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). R2.09.05.010 We encourage you to access and review all of the important information contained in the proxy materials before voting. 1 See the reverse side of this notice to obtain 0000057604 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 05, 2010 to facilitate timely delivery. . To facilitate timely delivery please make the request as instructed above on or before How To Vote Please Choose One of the Following Voting Methods R2.09.05.010 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special 2 requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. 0000057604 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Charles O. Buckner 02 John A. Clerico 03 Lawrence R. Dickerson 04 Edward P. Djerejian 05 William J. Doré 06 Larry E. Farmer 07 Edgar G. Hotard 08 Richard A. Pattarozzi 09 James L. Payne 10 Michael J. Pollock 11 John B. Reed The Board of Directors recommends you vote FOR the following proposal(s): 2 To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock. 3 To ratify the appointment of Deloitte & Touche LLP as the independent public accountants for the Company to serve for the 2010 fiscal year. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000057604_4 R209.05.010